HARTFORD LIFE INSURANCE COMPANY
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                        GROUP VARIABLE ANNUITY CONTRACTS
                   ISSUED BY HARTFORD LIFE INSURANCE COMPANY
                             WITH RESPECT TO DC-II
                         PROSPECTUS DATED: MAY 1, 1997
                       SUPPLEMENT DATED: JANUARY 8, 1998

    Effective January 1, 1998, Acacia Capital Corporation was renamed Calvert Variable Series, Inc. and its Calvert Responsibly Invested Balanced Portfolio was renamed Calvert Social Balanced Portfolio. All references in the Prospectus to the Acacia Capital Corporation and Calvert Responsibly Invested Balanced Portfolio should be changed to reflect the new name.

HV-2213
33-19950